UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 14, 2008
ANHEUSER-BUSCH COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835

(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 314-577-2000
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On November 14, 2008, Registrant issued a press release announcing that InBev N.V./S.A. and the Registrant have reached an agreement with the U.S. Department of Justice satisfying the requirement of the Department of Justice to approve the Registrant’s transaction with InBev. The press release is furnished as Exhibit 99.1 to this report and is incorporated herein.

Item 9.01	Financial Statements and Exhibits.
     Exhibit 99.1 — Press Release issued by Registrant dated November 14, 2008, announcing U.S. Department of Justice has cleared the Registrant’s transaction with InBev.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC. (Registrant)

BY:	/s/ JoBeth G. Brown

JoBeth G. Brown
Vice President and Secretary
November 14, 2008
       (Date)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Registrant dated November 14, 2008, announcing U.S. Department of Justice has cleared the Registrant’s transaction with InBev.